                                                                    Exhibit 99.4

                         Notice of Guaranteed Delivery
                              of Euro-Denominated
                         10 1/2% Senior Notes Due 2006
                                      of
                                  PSINet Inc.

     This form, or one substantially equivalent hereto, must be used by any holder of outstanding Euro-denominated 10 1/2% Senior Notes due 2006 (the "Initial Notes") of PSINet Inc., a New York corporation (the "Company"), who wishes to tender Initial Notes pursuant to the Company's Exchange Offer, as defined in the prospectus dated ___________ ___, 2000 (the "Prospectus"), and
(1) whose Initial Notes are not immediately available or (2) who cannot deliver such Initial Notes or any other documents required by the applicable Letter of Transmittal on or before the Expiration Date (as defined in the Prospectus) or
(3) who cannot comply with the book-entry transfer procedure on a timely basis. This form may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                                  PSINet Inc.
                         Notice of Guaranteed Delivery

                  WILMINGTON TRUST COMPANY, as Exchange Agent

By Registered or Certified Mail                                                                 By Hand:
   or Overnight Courier:
 Wilmington Trust Company                                                                Wilmington Trust Company
    Attn: Kristin Long                                                               Attn: Corporate Trust Operations
 Corporate Trust Operations                                                     c/o  Harris Trust Co. of New York as Agent
  1100 North Market Street                                                               88 Pine Street, 19/th/ Floor
    Rodney Square North                                                                       Wall Street Plaza
 Wilmington, DE 19890-0001                                                               New York, New York 10005


                                                     By Facsimile:
                                           (For Eligible Institutions Only)
                                               Wilmington Trust Company
                                                    (302) 651-1079

                                                 Confirm by telephone:
                                                    (302) 651-1562
                                                     Kristin Long


     Delivery of this notice of guaranteed delivery to an address other than as set forth above or transmission via a facsimile number other than as set forth above will not constitute a valid delivery.

     Please read the accompanying instructions carefully.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Initial Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Initial Notes set forth in the applicable Letter of Transmittal. The undersigned hereby tenders the Initial Notes listed below:

             CERTIFICATE NUMBERS                    PRINCIPAL AMOUNT TENDERED
                (IF AVAILABLE)

       ________________________________             _________________________

       ________________________________             _________________________

       ________________________________             _________________________


     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     If Initial Notes will be tendered by book-entry transfer:

Name of Tendering Institution:

_______________________________________             ___________________________


Euroclear or Cedelbank                              ___________________________
 Account No.:                                                 Signature(s)

                                                    ___________________________
_______________________________________

                                                    ___________________________
                                                      Name(s)   (please print)

                                                    ___________________________
                                                           Street Address

                                                    ___________________________
                                                     City, State      Zip Code

                                                    ___________________________
                                                               Country

Date: _____________________                         ___________________________
                                                      Area Code & Telephone No.

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the applicable Letter of Transmittal (or facsimile thereof), together with the Initial Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Initial Notes into the Common Depositary's account (on behalf of the Exchange Agent) at Euroclear or Cedelbank, as applicable, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time (10:00 p.m., London time), on the third Nasdaq Stock Market National Market System trading day following the Expiration Date (as defined in the Prospectus).


       ________________________________            ___________________________
                 Name of Firm                           Authorized Signature

       ________________________________            ___________________________
                Street Address                           Name (please print)

       ________________________________
        City, State           Zip Code

       ________________________________
                    Country

       ________________________________            Date: _____________________
         Area Code & Telephone Number


DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR INITIAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                 INSTRUCTIONS

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

     2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Initial Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Initial Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered holder(s) appear(s) on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the applicable Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.